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                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

                                                                              Settlement Date                     10/31/2000
                                                                              Determination Date                  11/10/2000
                                                                              Distribution Date                   11/15/2000

I.    All Payments on the Contracts                                                                                    8,896,348.97
II.   All Liquidation Proceeds on the Contracts with respect to Principal                                                173,798.28
III.  Repurchased Contracts                                                                                                    0.00
IV.   Investment Earnings on Collection Account                                                                                0.00
V.    Servicer Monthly Advances                                                                                          184,689.20
VI.   Distribution from the Reserve Account                                                                                    0.00
VII.  Deposits from the Pay-Ahead Account (including Investment Earnings)                                                150,633.33
VIII. Transfers to the Pay-Ahead Account                                                                                (155,616.78)

IX.   Less: Investment Earnings distributions                                                                                  0.00
      (a) To Sellers with respect to the Collection Account                                                                    0.00
      (b) To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                          $9,249,853.00
                                                                                                                      =============

DISTRIBUTION AMOUNTS                                                              Cost per $1000
-----------------------------------------------                                 ------------------
1.   (a)  Class A-1 Note Interest Distribution                                                               0.00
     (b)  Class A-1 Note Principal Distribution                                                              0.00
          Aggregate Class A-1 Note Distribution                                     0.00000000                                 0.00

2.   (a)  Class A-2 Note Interest Distribution                                                               0.00
     (b)  Class A-2 Note Principal Distribution                                                              0.00
          Aggregate Class A-2 Note Distribution                                     0.00000000                                 0.00

3.   (a)  Class A-3 Note Interest Distribution                                                               0.00
     (b)  Class A-3 Note Principal Distribution                                                              0.00
          Aggregate Class A-3 Note Distribution                                     0.00000000                                 0.00

4.   (a)  Class A-4 Note Interest Distribution                                                               0.00
     (b)  Class A-4 Note Principal Distribution                                                              0.00
          Aggregate Class A-4 Note Distribution                                     0.00000000                                 0.00

5.   (a)  Class A-5 Note Interest Distribution                                                               0.00
     (b)  Class A-5 Note Principal Distribution                                                              0.00
          Aggregate Class A-5 Note Distribution                                     0.00000000                                 0.00

6.   (a)  Class A-6 Note Interest Distribution                                                          27,650.36
     (b)  Class A-6 Note Principal Distribution                                                      5,412,794.13
          Aggregate Class A-6 Note Distribution                                    61.82323280                         5,440,444.49

7.   (a)  Class A-7 Note Interest Distribution                                                         291,650.00
     (b)  Class A-7 Note Principal Distribution                                                      1,412,556.86
          Aggregate Class A-7 Note Distribution                                    29.89836596                         1,704,206.86

8.   (a)  Class A-8 Note Interest Distribution                                                         441,291.67
     (b)  Class A-8 Note Principal Distribution                                                              0.00
          Aggregate Class A-8 Note Distribution                                     5.19166667                           441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                         321,266.67
     (b)  Class A-9 Note Principal Distribution                                                              0.00
          Aggregate Class A-9 Note Distribution                                     5.26666667                           321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                         345,041.67
    (b)  Class A-10 Note Principal Distribution                                                              0.00
         Aggregate Class A-10 Note Distribution                                     5.30833333                           345,041.67

11. (a)  Class B Certificate Interest Distribution                                                     244,679.31
    (b)  Class B Certificate Principal Distribution                                                          0.00
         Aggregate Class B Certificate Distribution                                 5.45000000                           244,679.31

12. Servicer Payment
    (a)  Servicing Fee                                                                                 132,628.37
    (b)  Reimbursement of prior Monthly Advances                                                       232,354.42
           Total Servicer Payment                                                                                        364,982.79

13. Deposits to the Reserve Account                                                                                      387,939.56

Total Distribution Amount                                                                                             $9,249,853.00
                                                                                                                      =============
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

Reserve Account distributions:
------------------------------

  (a) Amounts to the Sellers (Chase USA) from Excess Collections                                        49,772.65
  (b) Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                            338,166.91
  (c) Distribution from the Reserve Account to the Sellers(Chase USA)                                    6,296.33
  (d) Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                        42,778.71
                   Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                         $437,014.60
                                                                                                                      =============


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                           0.00
        (b) Class A-2 Notes    @            5.852%                                                           0.00
        (c) Class A-3 Notes    @            5.919%                                                           0.00
        (d) Class A-4 Notes    @            6.020%                                                           0.00
        (e) Class A-5 Notes    @            6.050%                                                           0.00
        (f) Class A-6 Notes    @            6.130%                                                      27,650.36
        (g) Class A-7 Notes    @             6.140%                                                    291,650.00
        (h) Class A-8 Notes    @             6.230%                                                    441,291.67
        (i) Class A-9 Notes    @            6.320%                                                     321,266.67
        (j) Class A-10 Notes   @            6.370%                                                     345,041.67
                  Aggregate Interest on Notes                                                                          1,426,900.36
        (k) Class B Certificates @          6.540%                                                                       244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                  0.00
        (b) Class A-2 Notes                                                                                  0.00
        (c) Class A-3 Notes                                                                                  0.00
        (d) Class A-4 Notes                                                                                  0.00
        (e) Class A-5 Notes                                                                                  0.00
        (f) Class A-6 Notes                                                                                  0.00
        (g) Class A-7 Notes                                                                                  0.00
        (h) Class A-8 Notes                                                                                  0.00
        (i) Class A-9 Notes                                                                                  0.00
        (j) Class A-10 Notes                                                                                 0.00
        (k) Class B Certificates                                                                             0.00

3.   Total Distribution of Interest                                               Cost per $1000
                                                                                ------------------
        (a) Class A-1 Notes                                                         0.00000000               0.00
        (b) Class A-2 Notes                                                         0.00000000               0.00
        (c) Class A-3 Notes                                                         0.00000000               0.00
        (d) Class A-4 Notes                                                         0.00000000               0.00
        (e) Class A-5 Notes                                                         0.00000000               0.00
        (f) Class A-6 Notes                                                         0.31420860          27,650.36
        (g) Class A-7 Notes                                                         5.11666667         291,650.00
        (h) Class A-8 Notes                                                         5.19166667         441,291.67
        (i) Class A-9 Notes                                                         5.26666667         321,266.67
        (j) Class A-10 Notes                                                        5.30833333         345,041.67
                  Total Aggregate Interest on Notes                                                                    1,426,900.36
        (k) Class B Certificates                                                    5.45000000                           244,679.31



                 PRINCIPAL
--------------------------------------------
                                                                                No. of Contracts
                                                                                ----------------
1.   Amount of Stated Principal Collected                                                            3,225,387.43
2.   Amount of Principal Prepayment Collected                                          207           3,244,155.73
3.   Amount of Liquidated Contract                                                      13             355,807.83
4.   Amount of Repurchased Contract                                                      0                   0.00

       Total Formula Principal Distribution Amount                                                                     6,825,350.99

5.   Principal Balance before giving effect to Principal Distribution                                  Pool Factor
                                                                                                       -----------
        (a) Class A-1 Notes                                                                             0.0000000              0.00
        (b) Class A-2 Notes                                                                             0.0000000              0.00
        (c) Class A-3 Notes                                                                             0.0000000              0.00
        (d) Class A-4 Notes                                                                             0.0000000              0.00
        (e) Class A-5 Notes                                                                             0.0000000              0.00
        (f) Class A-6 Notes                                                                             0.0615090      5,412,794.13
        (g) Class A-7 Notes                                                                             1.0000000     57,000,000.00
        (h) Class A-8 Notes                                                                             1.0000000     85,000,000.00
        (i) Class A-9 Notes                                                                             1.0000000     61,000,000.00
        (j) Class A-10 Notes                                                                            1.0000000     65,000,000.00
        (k) Class B Certificates                                                                        1.0000000     44,895,285.54


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
6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class A-6 Notes                                                                                                    0.00
        (g) Class A-7 Notes                                                                                                    0.00
        (h) Class A-8 Notes                                                                                                    0.00
        (i) Class A-9 Notes                                                                                                    0.00
        (j) Class A-10 Notes                                                                                                   0.00
        (k) Class B Certificates                                                                                               0.00

7.   Principal Distribution                                                       Cost per $1000
                                                                                ------------------
        (a) Class A-1 Notes                                                         0.00000000                                 0.00
        (b) Class A-2 Notes                                                         0.00000000                                 0.00
        (c) Class A-3 Notes                                                         0.00000000                                 0.00
        (d) Class A-4 Notes                                                         0.00000000                                 0.00
        (e) Class A-5 Notes                                                         0.00000000                                 0.00
        (f) Class A-6 Notes                                                        61.50902420                         5,412,794.13
        (g) Class A-7 Notes                                                        24.78169930                         1,412,556.86
        (h) Class A-8 Notes                                                         0.00000000                                 0.00
        (i) Class A-9 Notes                                                         0.00000000                                 0.00
        (j) Class A-10 Notes                                                        0.00000000                                 0.00
        (k) Class B Certificates                                                    0.00000000                                 0.00

8.   Principal Balance after giving effect to Principal Distribution                                   Pool Factor
                                                                                                       -----------
        (a) Class A-1 Notes                                                                             0.0000000              0.00
        (b) Class A-2 Notes                                                                             0.0000000              0.00
        (c) Class A-3 Notes                                                                             0.0000000              0.00
        (d) Class A-4 Notes                                                                             0.0000000              0.00
        (e) Class A-5 Notes                                                                             0.0000000              0.00
        (f) Class A-6 Notes                                                                             0.0000000              0.00
        (g) Class A-7 Notes                                                                             0.9752183     55,587,443.14
        (h) Class A-8 Notes                                                                             1.0000000     85,000,000.00
        (i) Class A-9 Notes                                                                             1.0000000     61,000,000.00
        (j) Class A-10 Notes                                                                            1.0000000     65,000,000.00
        (k) Class B Certificates                                                                        1.0000000     44,895,285.54



                                                                                                      Aggregate
                 POOL DATA                                                      No. of Contracts   Principal Balance
     ------------------------------------                                       ----------------   -----------------
1.   Pool Stated Principal Balance as of                   10/31/2000                11,872        311,482,728.68

2.   Delinquency Information                                                                                            % Delinquent
                                                                                                                        ------------
              (a) 31-59 Days                                                          119            2,461,167.62          0.790%
              (b) 60-89 Days                                                           32              848,881.99          0.273%
              (c) 90-119 Days                                                          32              923,042.02          0.296%
              (d) 120 Days +                                                           66            1,782,310.42          0.572%


3.   Contracts Repossessed during the Due Period                                       16              591,807.05

4.   Current Repossession Inventory                                                    28            1,178,206.02

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                      13              355,807.83
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                     173,798.28
                                                                                                   --------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    182,009.55

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     3,091,702.61

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)                802                             11,901,289.64

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.214%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                97.868


             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                                   1.483%
    (b)  Delinquency Percentage Trigger in effect ?                                    NO

2.  (a)  Average Net Loss Ratio                                           0.052%
    (b)  Net Loss Ratio Trigger in effect ?                                            NO
    (c)  Net Loss Ratio (using ending Pool Balance)                       0.089%

3.  (a)  Servicer Replacement Percentage                                  0.039%
    (b)  Servicer Replacement Trigger in effect ?                                      NO
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

               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                              132,628.37

2.   Servicer Advances                                                                                                   184,689.20

3.   (a)  Opening Balance of the Reserve Account                                                                       8,973,952.86
     (b)  Deposits to the Reserve Account                                                              387,939.56
     (c)  Investment Earnings in the Reserve Account                                                    49,075.04
     (d)  Distribution from the Reserve Account                                                       (437,014.60)
     (e)  Ending Balance of the Reserve Account                                                                        8,973,952.86

4.   Specified Reserve Account Balance                                                                                 8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                       403,418.69
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                                155,616.78
     (c)  Investment Earnings in the Pay-Ahead Account                                                       0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                              (150,633.33)
     (e)  Ending Balance in the Pay-Ahead Account                                                                        408,402.14
